UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia		23238
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2021, Performance Food Group Company, a Delaware corporation (the “Company” or “PFG”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Longhorn Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub I”), Longhorn Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of PFG (“Merger Sub II”), and Core-Mark Holding Company, Inc., a Delaware corporation (“Core-Mark”). Among other things, the Merger Agreement provides, subject to the satisfaction or, where permissible, waiver of the conditions to closing set forth therein, for (i) the merger of Merger Sub I with and into Core-Mark (the “First Merger”), with Core-Mark continuing as the surviving corporation of the First Merger and a wholly owned subsidiary of PFG and (ii) promptly after the First Merger, the merger of Core-Mark with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving company of the Second Merger and a wholly owned subsidiary of PFG. Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each share of common stock, par value $0.01 per share, of Core-Mark (the “Core-Mark Common Stock”) issued and outstanding immediately prior to the First Effective Time (other than any shares of Core-Mark Common Stock owned by Core-Mark, the Company, Merger Sub I or Merger Sub II and any shares of Core-Mark Common Stock as to which appraisal rights have been properly exercised) will be automatically canceled and converted into the right to receive (i) 0.44 (such ratio, the “Exchange Ratio”) validly issued, fully paid and nonassessable shares of the common stock, par value $0.01 per share, of the Company (“Company Common Stock”) and (ii) $23.875 in cash, without interest (the “Per-Share Cash Amount” and, collectively, the “Merger Consideration”).

At the First Effective Time, each outstanding time-based restricted stock unit of Core-Mark held by a nonemployee Company director will be converted into the right to receive the Merger Consideration. Each outstanding time-based restricted stock unit of Core-Mark (other than those held by nonemployee directors of Core-Mark) and performance-based restricted stock unit of Core-Mark will be converted at such time into a corresponding restricted stock unit relating to the number of shares of Company Common Stock as determined based on an exchange ratio set forth and in accordance with the terms set forth in the Merger Agreement, in each case, that is governed by the same terms and conditions as were applicable to such restricted stock unit of Core-Mark immediately prior to the First Effective Time (with those performance-based restricted stock units of Core-Mark granted in the year in which the First Effective Time occurs converting into Company time-based restricted stock units at the greater of (i) the target level of performance or (ii) the actual level of performance as of the First Effective Time, and with those performance-based restricted stock units of Core-Mark granted prior to the year in which the First Effective Time occurs converting into Company time-based restricted stock units at the actual level of performance). Any accrued but unpaid dividend equivalents in respect of the converted Core-Mark time- and performance-based units will be assumed by the Company.

In connection with the Mergers, the Company and Core-Mark will prepare, and the Company will file a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Company Common Stock to be issued in connection with the First Merger and a proxy statement for Core-Mark’s stockholders to solicit the approval of Core-Mark stockholders to adopt the Merger Agreement.

The consummation of the Mergers is subject to certain conditions, including (i) the adoption of the Merger Agreement by Core-Mark stockholders, (ii) the shares of Company Common Stock to be issued in connection with the First Merger being approved for listing on the New York Stock Exchange, (iii) the receipt of U.S. federal antitrust clearance, (iv) the absence of any law or order in the United States or Canada that prohibits the consummation of the Mergers or any action initiated by any governmental authority in the United States or Canada that seeks to prohibit the consummation of the Mergers (a “Legal Restraint”), (v) the Registration Statement having become effective in accordance with the provisions of the Securities Act of 1933, as amended, and not being subject to any stop order suspending the Registration Statement, (vi) the absence of a material adverse effect on Core-Mark and the Company, (vii) the representations and warranties of Core-Mark, the Company, Merger Sub I and Merger Sub II being accurate, subject to the materiality standards contained in the Merger Agreement and (viii) the Company, Merger Sub I, Merger Sub II and Core-Mark having complied in all material respects with their respective obligations under the Merger Agreement.

The Company and Core-Mark each made customary representations, warranties and covenants in the Merger Agreement, including the obligation of the Company and Core-Mark to use their respective commercially reasonable efforts to conduct their respective businesses in the ordinary course of business and to refrain from taking specified actions without the consent of the other party.

Prior to the effective time of the Second Merger (the “Second Effective Time”), PFG has agreed to take all actions necessary so that, upon the Second Effective Time, the size of the board of directors of PFG (the “Company Board”) shall increase by at least one seat and at least one member of the board of directors of Core-Mark (the “Core-Mark Board”) shall be appointed to the Company Board, as selected by mutual agreement of the Company and Core-Mark, subject to certain terms in the Merger Agreement.

The Company has agreed to take all actions necessary to obtain U.S. federal antitrust clearance as promptly as reasonably practicable (and in any event, not later than three business days prior to the Outside Date (as defined below)), except that the Company is not required to agree to any divestiture of assets of the Company and/or Core-Mark that collectively generated more than $1,800,000,000 of aggregate revenue during the most recent fiscal year prior to the execution of the Merger Agreement.

The Merger Agreement also contains a customary covenant restricting Core-Mark’s ability to solicit competing acquisition proposals, but the Core-Mark Board is permitted to consider unsolicited competing acquisition proposals in accordance with the terms and conditions of the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and Core-Mark, including (i) if the Mergers are not consummated on or before February 17, 2022 (the “Outside Date”), which may be extended to May 17, 2022 under certain circumstances, (ii) if Core-Mark stockholders do not adopt the Merger Agreement, (iii) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach within certain specified periods or (iv) if any Legal Restraint prohibiting the Mergers has become final and non-appealable.

The Merger Agreement may also be terminated (i) by the Company within 10 business days after a change in the Core-Mark Board’s recommendation to stockholders to adopt the Merger Agreement (a “Core-Mark Change in Recommendation”) or if Core-Mark willfully and materially breaches its nonsolicitation obligations in the Merger Agreement and fails to cure such breach within certain specified periods and (ii) by Core-Mark, subject to compliance with certain terms of the Merger Agreement, in order to enter into a definitive agreement with respect to a superior proposal.

Core-Mark will be required to pay the Company a termination fee of $66,000,000: (i) if the Company terminates the Merger Agreement for a Core-Mark Change in Recommendation or if Core-Mark willfully and materially breaches its nonsolicitation obligations in the Merger Agreement and fails to cure such breach within certain specified periods, (ii) if Core-Mark terminates the Merger Agreement to accept a superior proposal and (iii) in certain circumstances where the Merger Agreement is terminated and the Company consummates an alternative acquisition proposal within 12 months following such termination.

The Company will be required to pay Core-Mark a termination fee of $110,000,000 if the Merger Agreement is terminated because the closing has not occurred by the Outside Date or because a final, nonappealable Legal Restraint related to antitrust laws prohibits the closing and, at the time of such termination, all of the closing conditions, other than the receipt of U.S. federal antitrust clearance and the absence of a Legal Restraint related to antitrust laws, in favor of the Company have been satisfied or waived (other than conditions that by their nature are to be satisfied at the closing).

The foregoing description of the Merger Agreement, the Mergers and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Core-Mark. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to important qualifications and limitations agreed to by the Company and Core-Mark in connection with the negotiated terms of the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Mergers, the Company, Core-Mark, their respective affiliates and their respective businesses that will be contained in, or incorporated by reference into, the Registration Statement proxy statement that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that the Company or Core-Mark may file with the SEC.

Item 7.01. Regulation FD Disclosure.

On May 18, 2021, the Company and Core-Mark issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

In addition, on May 18, 2021, the Company held a conference call and made a simultaneous presentation to investors to discuss the announcement of the Merger Agreement. The investor presentation is attached hereto as Exhibit 99.2.

The information under this Item 7.01, along with Exhibit 99.1 and Exhibit 99.2 attached hereto, are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2021, by and among Performance Food Group Company, Longhorn Merger Sub I, Inc., Longhorn Merger Sub II, LLC and Core-Mark Holding Company, Inc.*

99.1	Press Release of Performance Food Group Company and Core-Mark Holding Company, Inc., dated May 18, 2021

99.2	Investor Presentation of Performance Food Group Company, dated May 18, 2021

104	Cover page Interactive Data File (embedded within Inline XBRL document)

*

Schedules (as similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, integration of our acquisition of Reinhart and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in the PFG’s Annual Report on Form 10-K for the fiscal year ended June 27, 2020 filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2020, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	the material adverse impact the COVID-19 pandemic has had and is expected to continue to have on the global markets, the restaurant industry, and our business specifically;

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation and deflation and other factors;

•	we do not have long-term contracts with certain of our customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions;

•	our reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	volatility of fuel and other transportation costs;

•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	we may be unable to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;

•	environmental, health, and safety costs;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	if the products we distribute are alleged to cause injury or illness or fail to comply with governmental regulations, we may need to recall our products and may experience product liability claims;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	product liability claims relating to the products we distribute and other litigation;

•	adverse judgements or settlements;

•	negative media exposure and other events that damage our reputation;

•	decrease in earnings from amortization charges associated with acquisitions;

•	impact of uncollectibility of accounts receivable;

•	difficult economic conditions affecting consumer confidence;

•	risks relating to federal, state, and local tax rules;

•	the cost and adequacy of insurance coverage;

•	risks relating to our outstanding indebtedness;

•	our ability to raise additional capital;

•	our ability to maintain an effective system of disclosure controls and internal control over financial reporting;

•	the possibility that the expected synergies and value creation from the acquisition of Reinhart will not be realized or will not be realized within the expected time period; and

•	the following risks related to the proposed acquisition of Core-Mark ( the “Core-Mark Transaction”):

•

the risk that U.S. federal antitrust clearance or other approvals required for the Core-Mark Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and the Company’s resources or otherwise have an adverse effect on the Company;

•

the possibility that conditions to the consummation of the Core-Mark Transaction, including approval by Core-Mark shareholders, will not be satisfied or completed on a timely basis and accordingly the Core-Mark Transaction may not be consummated on a timely basis or at all;

•	uncertainty as to the expected financial performance of the combined company following completion of the Core-Mark Transaction;

•	the possibility that the expected synergies and value creation from the Core-Mark Transaction will not be realized or will not be realized within the expected time period;

•

the exertion of the Company management’s time and the Company’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third-party consents or approvals for the Core-Mark Transaction;

•

the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Core-Mark Transaction or that the integration of Core-Mark will be more difficult or time consuming than expected;

•	availability of debt financing for the Core-Mark Transaction and our refinancing plans on terms that are favorable to us;

•	a downgrade of the credit rating of the Company’s indebtedness, which could give rise to an obligation to redeem existing indebtedness;

•

potential litigation in connection with the Core-Mark Transaction may affect the timing or occurrence of the Core-Mark Transaction or result in significant costs of defense, indemnification and liability;

•	the inability to retain key personnel;

•	the possibility that competing offers will be made to acquire Core-Mark;

•

disruption from the announcement, pendency and/or completion of the Core-Mark Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and

•	the risk that, following the Core-Mark Transaction, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of the Company’s common stock to be issued in the proposed transaction and a proxy statement for Core-Mark’s stockholders (the “Proxy Statement”). Core-Mark will send the Proxy Statement to its stockholders, and each party may file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for the Form S-4, the Proxy Statement or any other document that Core-Mark may send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND CORE-MARK ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, CORE-MARK, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of the Company and Core-Mark will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about the Company and Core-Mark once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.investors.pfgc.com or by contacting the Company’s Investor Relations department at investor@pfgc.com. Copies of the documents filed with the SEC by Core-Mark will be available free of charge on Core-Mark’s website at ir.core-mark.com/investors or by contacting Core-Mark’s Investor Relations department at ir@core-mark.com.

Participants In The Solicitation

The Company and its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Core-Mark in connection with the proposed transaction.

Information about the directors and executive officers of the Company is set forth in its (i) Form 10-K for the fiscal year ended June 27, 2020, which was filed with the SEC on August 18, 2020 and (ii) proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on October 9, 2020, and on its website at www.pfgc.com.

Investors may obtain additional information regarding the interest of such participants by reading the Form S-4, the Proxy Statement and other materials to be filed with the SEC in connection with proposed transaction when they become available.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: May 18, 2021	By:	/s/ A. Brent King
A. Brent King
Senior Vice President, General Counsel and Secretary